UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2022

Owl Rock Capital Corporation II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue 38th Floor New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into to a Material Definitive Agreement

On March 25, 2022 (the “Amendment Date”), ORCC II Financing II LLC (“ORCC II Financing II”), a subsidiary of Owl Rock Capital Corporation II (the “Company”), entered into Amendment No. 2 (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated as of April 14, 2020 (as amended by the Amendment and Commitment Increase Agreement, dated as of October 30, 2020), among ORCC II Financing II, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Document Custodian. Among other changes, the Amendment amends the Secured Credit Facility to: (i) change the interest rate for amounts drawn in U.S. dollars (a) with respect to Revolving Loans, from LIBOR plus a spread of 2.75% to Term SOFR plus a spread of 2.50%, (b) with respect to Term Loans, for the period prior to the Reinvestment Period End Date from LIBOR plus a spread of 2.45% to Term SOFR plus a spread of 2.50% and (c) with respect to Term Loans, for the period after the Reinvestment Period End Date, from LIBOR plus a spread of 2.70% to Term SOFR plus a spread of 2.50%, (ii) extend the reinvestment period from April 14, 2022 to April 14, 2023, (iii) extend the stated maturity from April 14, 2029 to April 14, 2030 and (iv) convert the benchmark rate of the facility from LIBOR to term SOFR.

Borrowings of ORCC II Financing II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

10.1

Amendment No. 2 to Credit Agreement, dated as of March  25, 2022, among ORCC II Financing II LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC as document custodian

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Owl Rock Capital Corporation II

Date: March 30, 2022	By:	/s/ Bryan Cole
Bryan Cole
Chief Operating Officer and Chief Financial Officer